ABSC 2004-HE9
Credit Suisse First Boston
1,217 records
Balance: 122,002,733

Selection Criteria: Fixed LOANS
Table of Contents

1.

Principal Balance at Origination

2.

Remaining Principal Balance

3.

Fico Scores

4.

Original Term

5.

Remaining Term

6.

Property Type

7.

Occupancy Status

8.

Loan Purpose

9.

Original Loan to Value Ratio

10.

Geographic Distribution By Balance

11.

Documentation

12.

Mortgage Rate

13.

Maximum Rate

14.

Gross Margin

15.

First Rate Adjustment Date

16.

Original Number of Months to Expiration Of Prepayment Penalty Term

17.

Loan Type

18.

Credit Grade

19.

Lien Position

1. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
1 - 25,000	86	$1,778,488.00	1.46%	638	99.43%	11.028%	99.04%	39.29%
25,001 - 50,000	315	11,826,701.00	9.69	653	97.75	10.542	96.30	40.10
50,001 - 75,000	272	16,883,859.00	13.84	658	96.37	9.954	97.81	40.90
75,001 - 100,000	176	15,372,501.00	12.60	663	94.13	9.524	94.80	39.91
100,001 - 125,000	97	10,943,119.00	8.97	660	90.15	9.176	94.84	39.70
125,001 - 150,000	62	8,561,314.00	7.02	651	84.74	8.270	93.32	38.98
150,001 - 175,000	42	6,809,652.00	5.58	627	82.08	7.774	95.04	41.20
175,001 - 200,000	26	4,972,850.00	4.08	648	77.31	7.679	95.98	41.19
200,001 - 250,000	42	9,353,207.00	7.67	635	77.53	7.019	94.99	43.39
250,001 - 300,000	33	9,117,380.00	7.47	633	76.95	7.004	90.78	40.25
300,001 - 400,000	45	15,540,801.00	12.74	641	79.43	6.823	92.90	38.63
400,001 - 500,000	14	6,292,267.00	5.16	642	77.42	6.806	93.52	40.84
500,001 - 600,000	3	1,624,000.00	1.33	642	83.42	6.992	100.00	37.52
600,001 - 700,000	2	1,278,000.00	1.05	583	70.30	6.627	100.00	44.91
700,001 >=	2	1,670,000.00	1.37	675	68.14	6.133	100.00	36.55
Total:	1,217	$122,024,139.00	100.00%	648	86.46%	8.437%	94.99%	40.25%

Mimimum Original Balance: 14,920.00
Maximum Original Balance: 920,000.00
Average Original Balance: 100,266.34

2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
1 - 25,000	86	$1,778,470.69	1.46%	638	99.43%	11.028%	99.04%	39.29%
25,001 - 50,000	315	11,825,505.70	9.69	653	97.75	10.542	96.30	40.10
50,001 - 75,000	272	16,882,176.41	13.84	658	96.37	9.954	97.81	40.90
75,001 - 100,000	176	15,370,065.54	12.60	663	94.13	9.524	94.80	39.91
100,001 - 125,000	97	10,941,972.97	8.97	660	90.15	9.176	94.84	39.70
125,001 - 150,000	62	8,559,928.65	7.02	651	84.74	8.270	93.32	38.98
150,001 - 175,000	42	6,807,183.36	5.58	627	82.08	7.774	95.04	41.20
175,001 - 200,000	26	4,971,754.82	4.08	648	77.31	7.679	95.98	41.19
200,001 - 250,000	42	9,351,255.43	7.66	635	77.53	7.019	94.99	43.39
250,001 - 300,000	33	9,116,089.89	7.47	633	76.95	7.004	90.78	40.25
300,001 - 400,000	45	15,535,584.59	12.73	641	79.43	6.823	92.90	38.63
400,001 - 500,000	14	6,291,883.70	5.16	642	77.42	6.806	93.52	40.84
500,001 - 600,000	3	1,624,000.00	1.33	642	83.42	6.992	100.00	37.52
600,001 - 700,000	2	1,276,861.48	1.05	583	70.30	6.627	100.00	44.91
700,001 >=	2	1,670,000.00	1.37	675	68.14	6.133	100.00	36.55
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

Mimimum Remaining Balance: 14,914.53
Maximum Remaining Balance: 920,000.00
Average Remaining Balance: 100,248.75

3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
501 - 525	6	$823,080.47	0.67%	512	79.01%	8.188%	100.00%	44.67%
526 - 550	21	2,441,345.31	2.00	539	64.57	8.181	96.49	41.35
551 - 575	40	6,995,531.93	5.73	566	71.32	7.494	100.00	40.27
576 - 600	121	11,606,019.04	9.51	589	83.09	8.643	91.88	41.66
601 - 625	181	18,566,626.81	15.22	613	84.29	8.273	95.77	40.78
626 - 650	254	25,462,978.84	20.87	639	86.92	8.449	97.85	40.82
651 - 675	238	22,517,554.78	18.46	663	89.97	8.637	94.62	40.31
676 - 700	137	13,794,396.85	11.31	686	89.44	8.435	95.11	38.76
701 - 725	109	10,135,692.12	8.31	711	90.67	8.392	89.07	38.65
726 - 750	56	4,244,054.84	3.48	735	94.56	8.934	91.48	41.71
751 - 775	41	3,869,352.24	3.17	762	93.19	8.797	91.18	36.18
776 - 800	10	1,402,600.00	1.15	784	93.16	8.737	95.58	38.51
801 - 825	3	143,500.00	0.12	804	86.18	7.346	100.00	40.02
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

Minimum FICO: 502
Maximum FICO: 804
WA FICO: 648

4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
120.001 - 180.000	888	$56,618,665.66	46.41%	664	97.14%	10.023%	97.19%	40.53%
180.001 - 240.000	6	400,033.15	0.33	622	85.88	8.535	100.00	41.32
240.001 - 300.000	2	434,976.02	0.36	701	75.94	7.200	100.00	41.00
300.001 - 360.000	321	64,549,058.40	52.91	634	77.16	7.054	92.99	39.99
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 276

5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 180	888	$56,618,665.66	46.41%	664	97.14%	10.023%	97.19%	40.53%
181 - 348	8	835,009.17	0.68	663	80.70	7.840	100.00	41.15
349 - 360	321	64,549,058.40	52.91	634	77.16	7.054	92.99	39.99
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

Minimum Remaining Term: 175
Maximum Remaining Term: 359
WA Remaining Term: 274

6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Single Family Detached	879	$90,890,132.07	74.50%	645	86.33%	8.348%	96.41%	40.17%
PUD SF Detached	117	10,430,161.59	8.55	656	89.57	9.075	92.08	41.35
Condominium	121	8,331,891.31	6.83	668	92.82	9.084	95.38	39.77
Duplex	38	4,845,704.81	3.97	638	84.77	8.345	91.41	43.35
PUD Project Attached	35	2,505,608.59	2.05	649	88.07	9.493	98.60	40.04
Triplex	9	1,848,650.00	1.52	674	66.95	7.400	56.91	36.07
Single family 4 unit	4	1,615,000.00	1.32	644	74.07	7.260	75.23	39.84
Manufactured Housing	14	1,535,584.86	1.26	677	77.56	6.926	100.00	35.75
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Primary Residence	1,169	$115,884,739.59	94.99%	647	86.79%	8.455%	100.00%	40.43%
Investment Property	23	3,770,969.07	3.09	653	73.36	7.280	0.00	36.28
Second Home	25	2,347,024.57	1.92	678	91.02	9.422	0.00	37.77
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Purchase	776	$54,465,041.94	44.64%	667	95.82%	9.600%	96.27%	40.06%
Refinance - Cash Out	330	49,922,971.42	40.92	631	78.51	7.606	92.38	40.26
Refinance - Rate/Term	111	17,614,719.87	14.44	637	80.04	7.199	98.39	40.79
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 50.000	17	$2,485,390.71	2.04%	612	40.48%	6.916%	96.30%	37.07%
50.001 - 60.000	33	6,719,152.52	5.51	606	56.00	6.966	86.17	41.38
60.001 - 70.000	44	8,117,631.21	6.65	619	66.24	7.056	96.81	39.22
70.001 - 80.000	151	30,001,496.92	24.59	644	77.93	6.958	92.01	39.41
80.001 - 90.000	104	17,274,663.70	14.16	634	86.92	7.278	97.08	40.09
90.001 - 100.000	868	57,404,398.17	47.05	665	99.19	9.992	96.63	40.89
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

Minimum Original Loan-to-Value Ratio: 24.60
Maximum Original Loan-to-Value Ratio: 100.00
Weighted Average Original Loan-to-Value Ratio: 86.46

10. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
California	533	$61,014,820.58	50.01%	657	86.75%	8.419%	95.57%	40.95%
New York	56	9,999,761.98	8.20	634	81.82	7.790	89.78	39.07
Texas	97	6,254,383.98	5.13	632	89.19	8.943	97.76	37.08
Florida	68	5,620,463.23	4.61	649	84.33	8.330	89.82	40.19
New Jersey	36	5,447,601.40	4.47	626	82.69	7.453	100.00	40.04
Maryland	51	3,901,623.23	3.20	636	89.70	9.309	100.00	39.82
Connecticut	25	3,015,336.96	2.47	632	87.44	7.848	91.15	39.24
Virginia	40	2,711,260.21	2.22	641	91.68	9.700	100.00	43.89
Arizona	30	2,340,818.28	1.92	654	89.26	8.898	89.99	38.11
Other	281	21,696,663.38	17.78	643	86.81	8.634	94.56	39.79
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

Total Number Of States Represented:: 44

11. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Full Documentation	546	$56,658,164.85	46.44%	639	86.03%	7.970%	95.44%	41.07%
Streamlined-Stated (PITI Verified)	419	28,103,726.44	23.04	679	98.37	10.294	97.29	41.26
Stated Documentation	93	17,726,191.01	14.53	638	71.27	7.209	92.85	39.86
Limited Documentation	85	11,292,191.15	9.26	641	81.43	7.826	93.09	37.42
Lite Documentation	48	4,852,189.39	3.98	644	87.55	9.052	95.06	38.18
Full Alternative Documentation	26	3,370,270.39	2.76	637	89.41	8.428	85.67	32.54
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

12. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
5.001 - 5.500	1	$387,000.00	0.32%	699	90.00%	5.500%	100.00%	33.00%
5.501 - 6.000	21	5,128,850.83	4.20	671	74.04	5.929	100.00	36.79
6.001 - 6.500	62	15,478,893.10	12.69	654	76.61	6.382	96.35	41.73
6.501 - 7.000	112	23,335,806.14	19.13	635	75.68	6.833	92.34	39.97
7.001 - 7.500	52	10,298,129.38	8.44	626	76.37	7.312	86.21	38.49
7.501 - 8.000	45	7,415,114.13	6.08	616	77.50	7.795	94.61	38.55
8.001 - 8.500	74	7,302,687.30	5.99	649	89.48	8.327	95.49	40.69
8.501 - 9.000	96	7,437,061.25	6.10	652	93.81	8.830	98.21	38.68
9.001 - 9.500	78	5,319,613.69	4.36	664	96.38	9.447	95.63	37.67
9.501 - 10.000	190	12,681,186.46	10.39	678	98.64	9.902	98.25	41.14
10.001 - 10.500	131	8,171,525.10	6.70	655	99.53	10.438	98.92	42.36
10.501 - 11.000	181	11,262,593.92	9.23	652	99.26	10.866	95.19	41.23
11.001 - 11.500	31	1,208,700.00	0.99	647	100.00	11.354	100.00	42.90
11.501 - 12.000	44	2,148,800.16	1.76	639	98.97	11.930	100.00	43.66
12.001 - 12.500	28	1,306,193.43	1.07	634	99.23	12.250	100.00	42.69
12.501 - 13.000	70	3,093,016.94	2.54	640	99.75	12.869	87.11	41.46
13.001 - 13.500	1	27,561.40	0.02	596	100.00	13.125	100.00	36.00
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

Minimum Rate: 5.500
Maximum Rate: 13.125
WA Rate: 8.437

13. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 0.000	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

Minimum Maximum Rate: 0.000
Maximum Maximum Rate: 0.000
WA Maximum Rate: 0.000

14. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
<= 0.000	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

Minimum Gross Margin: 0.000
Maximum Gross Margin: 0.000
WA Gross Margin: 0.0000

15. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0000-00	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

16. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
0 - 0	408	$32,051,187.86	26.27%	648	91.34%	9.184%	96.09%	40.39%
7 - 12	49	8,439,087.15	6.92	636	79.96	7.509	91.69	39.37
13 - 24	315	28,261,399.05	23.16	656	91.66	8.996	97.83	40.79
25 - 36	445	53,251,059.17	43.65	646	81.78	7.838	93.33	40.01
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

17. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
Balloon(30/15)	817	$49,805,786.79	40.82%	667	99.42%	10.317%	96.95%	40.84%
Fixed - 15Yr	71	6,812,878.87	5.58	644	80.51	7.872	98.94	38.25
Fixed - 20Yr	6	400,033.15	0.33	622	85.88	8.535	100.00	41.32
Fixed - 25Yr	2	434,976.02	0.36	701	75.94	7.200	100.00	41.00
Fixed - 30Yr	321	64,549,058.40	52.91	634	77.16	7.054	92.99	39.99
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

18. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
A	324	$33,429,817.95	27.40%	626	84.48%	8.316%	97.28%	41.63%
AA	690	63,795,794.96	52.29	683	91.16	8.642	94.71	39.83
A-	118	10,217,037.94	8.37	600	85.04	8.884	93.23	40.90
B	35	5,396,567.57	4.42	566	69.88	7.595	98.41	41.74
B+	42	7,811,634.34	6.40	587	72.78	7.319	86.46	36.55
C	8	1,351,880.47	1.11	580	69.18	8.207	100.00	36.41
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

19. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied	Weighted Average DTI
First Lien	365	$70,339,877.49	57.65%	634	76.93%	7.042%	93.50%	39.72%
Second Lien	852	51,662,855.74	42.35	667	99.42	10.337	97.01	40.96
Total:	1,217	$122,002,733.23	100.00%	648	86.46%	8.437%	94.99%	40.25%

Credit Suisse First Boston
11 Madison Avenue
New York, New York 10010
www.csfb.com
Oct 26, 2004 12:50

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